Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
June 30, 1999



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.3400%



        Excess Protection Level
          3 Month Average   5.93%
            June, 1999   5.13%
            May, 1999   7.59%
            April, 1999   5.08%


        Cash Yield                                  17.44%


        Investor Charge Offs                         5.06%


        Base Rate                                    7.24%


        Over 30 Day Delinquency                      4.82%


        Seller's Interest                           11.01%


        Total Payment Rate                          13.71%


        Total Principal Balance                     $44,380,968,357.42


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $4,888,448,838.93